Segment Reporting	12 Months Ended
Dec. 31, 2022
Disclosure of operating segments [abstract]
Segment Reporting

Note 24 — Segment Reporting

Operating segments are components of the Company that engage in business activities from which it may incur expenses, for which discrete financial information is available and whose operating results are evaluated regularly by the Company’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance. The activities of the Group are considered to be one segment which is reflected in its organizational structure and internal reporting and comprises the research, development and subsequent commercialization of innovative and proprietary compounds that have a potential therapeutic effect in cardiovascular disease. The Company does not distinguish in its internal reporting different segments, neither business nor geographical segments. The Chief Executive Officer is identified as the CODM and reviews the operating results regularly to make decisions about the resources and to assess overall performance of the Company. Prior to 2022, the Board was identified as the CODM. The change in CODM did not impact any identification of segments.

Total revenue recognized of €97.5 million from the Menarini License during the year ended December 31, 2022 is derived entirely from Italy.

The following table shows the breakdown of the Group’s non-current assets (i.e., intangible assets, property, plant and equipment and long-term prepaid expenses) by geographical location as of December 31:

	2022	2021
Non-current assets
Netherlands	83,172	12
USA	278	178
Total	83,450	190